UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Dryden Total Return Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [INSERT REPORT]

Dryden Total Return Bond Fund, Inc.

DECEMBER 31, 2004	ANNUAL REPORT

FUND TYPE

Taxable bond

OBJECTIVE

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

February 14, 2005

We hope that you find the annual report for the Dryden Total Return Bond Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden Total Return Bond Fund, Inc.

Dryden Total Return Bond Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Total Return Bond Fund, Inc. (the Fund) is to seek total return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns[1] as of 12/31/04
	One Year	Five Years	Since Inception[2]
Class A	4.87%	37.44%	97.30% (95.93)
Class B	4.01	32.99	85.43 (84.14)
Class C	4.27	34.17	87.03 (85.73)
Class Z	5.13	39.19	66.85 (66.07)
Lehman Brothers U.S. Aggregate Bond Index[3]	4.34	44.97	***
Lipper Intermediate Investment-Grade Debt Funds Avg.[4]	3.85	39.41	****

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Since Inception[2]
Class A	0.15%	5.59%	6.56% (6.48)
Class B	–0.99	5.71	6.38 (6.31)
Class C	3.27	6.05	6.48 (6.40)
Class Z	5.13	6.84	6.37 (6.31)
Lehman Brothers U.S. Aggregate Bond Index[3]	4.34	7.71	***
Lipper Intermediate Investment-Grade Debt Funds Avg.[4]	3.85	6.85	****

Distributions and Yields[1] as of 12/31/04
		Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A		$.56	3.76%
Class B		$.47	3.19
Class C		$.50	3.44
Class Z		$.59	4.19

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00% and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Inception dates: Class A, B, and C, 1/10/95; and Class Z, 9/16/96.

3The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

4The Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average do not have any quality or maturity restrictions. They intend to keep the bulk of their assets in corporate and government debt issues. Investors cannot invest directly in an index. The returns for the Lehman Brothers U.S. Aggregate Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 110.38% for Class A, Class B, and Class C, and 76.50% for Class Z. Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 7.72% for Class A, Class B, and Class C, and 7.13% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns are 95.17% for Class A, Class B, and Class C, and 65.56% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 6.89% for Class A, Class B, and Class C, and 6.28% for Class Z.

Dryden Total Return Bond Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 12/31/04
Federal National Mortgage Association, 5.50%, 01/01/34	3.6%
Federal National Mortgage Association, 5.00%, 07/01/33	2.6
Federal National Mortgage Association, 5.50%, 02/01/34	2.4
Federal Home Loan Mortgage Corp., 4.50%, 03/01/19	2.1
Federal National Mortgage Association, 6.00%, 01/13/05, TBA	1.8

Issues reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/04
U.S. Government & Agency	34.2%
Aaa	12.2
Aa	1.4
A	7.5
Baa	31.5
Ba	7.5
B	3.3
Caa	0.4
Not Rated	11.6
Total Investments	109.6
Liabilities in excess of other assets	–9.6
Net Assets	100.0%

* Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit Quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Bonds prevailed in a year of rising short-term rates

For bond investors, 2004 might be recalled as a year of pleasant surprises. All major sectors of the U.S. fixed income market posted positive returns despite a trend toward higher short-term interest rates in the United States. In other regions of the world, emerging-market bonds performed impressively in 2004 after an outstanding year in 2003. But even under such favorable market conditions, good security selection was crucial to success.

The Fund benefited from the expertise of our credit research staff, which is among the largest in the industry. The Fund’s four share classes posted cumulative total returns in 2004 that exceeded the Lipper Average. The cumulative total returns of the Fund’s Class A and Class Z shares also exceeded the Lehman Brothers U.S. Aggregate Bond Index (the Index) in 2004. However, the Fund’s Class B and Class C shares posted cumulative total returns that lagged the Index for the year, although it should be noted that the Index does not include the effect of mutual fund operating expenses.

Challenging first half of the year

Despite the resilience of the U.S. debt market in 2004, it was volatile at times. Anticipation of higher short-term rates initially prompted a sharp sell-off in the U.S. bond market in the second quarter of 2004. At that time strong job growth and rising inflation suggested the Federal Reserve (the Fed) might act aggressively to slow the economic expansion. Prospects for higher short-term rates weighed on the fixed income market as bond prices move inversely to interest rates. However, as 2004 continued, the bond market began to recover amid more favorable economic conditions. Job growth was uneven and inflation surprisingly mild despite sharply higher oil prices. These were welcome developments for bonds, particularly as inflation erodes the value of their fixed interest payments.

Fund benefited as slope of yield curve flattened

The Fed raised the federal funds rate—the rate banks charge each other on overnight loans—by a quarter percentage point in June, August, September, November, and December 2004. The combined moves lifted the key rate from 1.00% to 2.25%, a level that was still low. Because short-term bond yields are very sensitive to changes in the federal funds rate, the yields rose considerably over the course of the year. In contrast, yields on long-term debt securities were able to decline, largely reflecting the fact that investors were not overly concerned about inflation. Higher short-term bond yields and lower long-term bond yields meant that the slope of the yield curve became flatter in 2004. (The yield curve shows the yields of bonds of the same quality from the shortest to the longest maturities.) We anticipated this development and positioned the Fund in such a way that it benefited from the flattening of the yield curve.

Dryden Total Return Bond Fund, Inc.	5

Investment Adviser’s Report (continued)

Corporate and sovereign bonds aided Fund

In an environment of moderate inflation and still-low interest rates, many investors turned to bonds that yielded more than U.S. Treasury securities, particularly investment-grade corporate bonds, emerging-market bonds, and U.S. high yield corporate bonds. The Fund benefited from our selective exposure to these higher-yielding assets, which dramatically outperformed Treasurys in 2004.

A large percentage of the Fund’s assets were held in a diverse portfolio of investment-grade corporate bonds representing many industries and global regions. For example, in the financial institutions sector, the Fund owned notes of Goldman Sachs Group, Inc. that performed well as the Wall Street firm experienced solid gains in earnings. The Fund’s performance was diminished by its holdings of General Motors Corp. (GM) notes, whose poor relative performance in 2004 reflected concern that GM is losing market share to its Asian competitors.

Among the Fund’s emerging-market holdings, Russian bonds performed well as that oil-producing nation used proceeds from its oil exports to pay down its external debt. One of the Fund’s core Russian positions is Gaz Capital S.A., the financing arm of state-owned oil firm Gazprom, whose credit rating was upgraded in 2004. The Fund also held Brazilian bonds that performed well, supported by that nation’s sound fiscal policy, solid economic growth, strengthening currency, and other favorable developments. Turkish bonds were another positive factor for the Fund as the nation cut debt, began to curb inflation, and the European Union (EU) said there were no more obstacles to Turkey beginning talks to join the EU.

Among the Fund’s high yield holdings, Citizens Communications retired some of its notes at very attractive prices ahead of their scheduled maturity date. This benefited the Fund as it made a profit on the transaction. By redeeming the notes and replacing them with new notes with a lower coupon rate and longer-term maturity date, Citizens Communications improved its liquidity profile. Meanwhile, the Fund held notes of AT&T Corp. that were downgraded from investment grade to “junk” bond status in 2004. The AT&T notes declined in value as a result of the ratings downgrade, but rebounded in the fourth quarter of 2004. Therefore the AT&T notes only had a small negative impact on the Fund for the year.

Trimming Fund’s exposure to mortgage-backed securities

The Fund had a considerable exposure in 2004 to mortgage-backed securities, which are backed by residential mortgages. There was strong demand for this asset class because it provided higher yields than Treasurys. Because we believed the sector had become somewhat overvalued during 2004, we sold some of the Fund’s mortgage-backed securities and purchased commercial mortgage-backed securities and asset-backed securities for their better relative value.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2004, at the beginning of the period, and held through the six-month period ended December 31, 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not

Dryden Total Return Bond Fund, Inc.	7

Fees and Expenses (continued)

be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Total Return Bond Fund, Inc.		Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,051	1.14%	$5.87
	Hypothetical	$1,000	$1,019	1.14%	$5.79

Class B	Actual	$1,000	$1,047	1.89%	$9.72
	Hypothetical	$1,000	$1,016	1.89%	$9.58

Class C	Actual	$1,000	$1,049	1.64%	$8.45
	Hypothetical	$1,000	$1,017	1.64%	$8.31

Class Z	Actual	$1,000	$1,053	0.89%	$4.59
	Hypothetical	$1,000	$1,021	0.89%	$4.52

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

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Portfolio of Investments

as of December 31, 2004

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.3%

ASSET BACKED SECURITIES 2.5%
Baa2	$620	(g)	American Express Credit Account Master Trust, Sr. Sec’d. Notes, Ser. 2004-C, Class C, 2.9025%, 2/15/12	$620,908
Baa2	740		Bank One Issuance Trust, Series 2003-C1, Class 1, 4.54%, 9/15/10	750,943
Baa3	700	(g)	Credit Suisse First Boston Mortgage Securities Corp., Series 2000-HE1, Class B, 4.753%, 12/15/30	701,528
Aa2	520		Equity One, Inc., Ser. 2004-3, Class M1, 5.70%, 7/25/34	528,251
Aaa	4,700	(a)	MBNA Master Credit Card Trust II, Ser. 1999-J, Class A, 7.00%, 2/15/12	5,294,093
Aa3	550	(g)	Residential Asset Mortgage Products, Inc., Ser. 2004-RS 12, Class MII2, 3.21%, 12/25/34	550,000

			Total asset backed securities	8,445,723

COLLATERALIZED MORTGAGE OBLIGATIONS 1.7%
Aaa	1,153		Countrywide Alternative Loan Trust, Pass-Thru Certificates, Ser. 2004-18CB, Class 3A-1, 5.25%, 9/25/19	1,154,885
Aaa	912		Master Alternative Loan Trust, Pass-Thru Certificates, Ser. 2004-4, Class 4A1, 5.00%, 4/25/19	924,145
Aaa	2,781		Structured Adjustable Rate Mortgage Loan, Ser. 2004-1, Class 4A-3, 4.17%, 2/25/34	2,791,178
Aaa	779	(g)	Washington Mutual, Ser. 2002-AR15, Class A-5, 4.38%, 12/25/32	783,208

			Total collateralized mortgage obligations	5,653,416

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	9

Portfolio of Investments

as of December 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES 6.4%
AAA(f)	$12,725	(g)	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2003-T10, Class X2, I.O., 1.269%, 3/13/40	$685,808
Aaa	3,300		Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A-4, 4.111%, 7/5/35 Ser. 2003-C2, Class A-3,	3,184,366
Aaa	1,235		4.533%, 1/5/36	1,243,730
Aaa	1,500		J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2003-CB6, Class A-2, 5.255%, 7/12/37	1,560,565
Aaa	1,740		Ser. 2003-ML1A, Class A-2, 4.767%, 3/12/39	1,752,046
Aaa	1,295		LB-UBS Commercial Mortgage Trust, Ser. 2003-C8, Class A-3, 4.83%, 11/15/27	1,320,536
Aaa	1,100		Ser. 2004-C8, Class A-6, 4.799%, 12/15/29	1,099,555
Aaa	750		Morgan Stanley Dean Witter Capital I, Ser. 2000-A3, Class A-4 7.36%, 2/23/34	814,557
Aaa	2,600	(g)	Ser. 2004-IQ7, Class A-4, 5.434%, 6/15/38	2,729,699
AAA(f)	1,835		PNC Mortgage Acceptance Corp., Ser. 1999, Class A-1B, 7.33%, 12/10/32	2,074,067
AAA(f)	3,930	(g)	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A-2, 4.867%, 1/3/05	3,978,388
			Ser. 2003-C9, Class A-3,
AAA(f)	1,245	(g)	4.608%, 1/3/05	1,257,960

			Total commercial mortgage backed securities	21,701,277

DOMESTIC CORPORATE BONDS 39.6%
Baa2	520		Albertson’s, Inc., Sr. Notes, 8.00%, 5/1/31	649,387
Baa2	400		Altria Group, Inc., Notes, 7.00%, 7/15/05	406,195
Baa2	325		7.65%, 7/1/08	357,479

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Baa3	$220	(h)	American Standard, Inc., Sr. Notes, 7.375%, 4/15/05 (cost $232,100; purchased 5/28/03)	$222,662
Baa3	855		7.625%, 2/15/10	977,503
Baa2	500		AT&T Wireless Services, Inc., Notes, 8.125%, 5/1/12	604,422
Baa2	575		Sr. Notes, 8.75%, 3/1/31	775,280
Baa3	500		Atmos Energy Corp., Sr. Notes, 4.00%, 10/15/09	494,259
A3	495		Auburn Hills Trust, Gtd. Notes, 12.375%, 5/1/20	776,391
B3	600	(g)(i)	Aventine Renewable Energy, F.R.N, 8.501%, 12/15/11	606,000
Aa3	400		Bank of America Corp., Sr. Notes 7.80%, 2/15/10	465,160
Baa1	2,750		Bank United Corp., Sr. Sub. Notes, 8.875%, 5/1/07	3,043,386
A2	1,475		BellSouth Corp., Notes, 4.20%, 9/15/09	1,478,853
A2	700	(b)	Debs., 6.55%, 6/15/34	762,752
Baa2	2,000		BJ Services Co., Notes, Ser. B 7.00%, 2/1/06	2,065,978
Ba1	980		Briggs & Stratton Corp., Sr. Notes, 8.875%, 3/15/11	1,178,450
A1	295		Bristol-Myers Squibb Co., Notes, 5.75%, 10/1/11	315,938
Baa3	2,000		Calenergy, Inc., Sr. Notes, 7.23%, 9/15/05	2,056,844
Baa2	1,265		Capital One Bank, Sr. Notes, 6.875%, 2/1/06	1,312,286
			CenterPoint Energy Houston Electric LLC, First Mtge. Bonds, Ser. J
Baa2	750		5.70%, 3/15/13	794,863
Baa2	650		Certegy, Inc., Notes, 4.75%, 9/15/08	664,946
Baa3	1,055		Chancellor Media Corp., Sr. Notes 8.00%, 11/1/08	1,184,538

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	11

Portfolio of Investments

as of December 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Ba3	$1		Chesapeake Energy Corp., Sr. Notes, 8.125%, 4/1/11	$618
A2	65		CIT Group, Inc., Sr. Notes, 5.50%, 11/30/07	68,043
Baa3	425		Clear Channel Communications, Inc., Sr. Notes, 4.40%, 5/15/11	412,647
Baa3	70		Comcast Corp., Notes 7.05%, 3/15/33	80,096
Baa1	3,500		Commonwealth Edison Co., Notes, 7.625%, 1/15/07	3,774,270
Ba1	590	(h)	Computer Associates International, Inc., Sr. Notes, 6.375%, 4/15/05 (cost $625,400; purchased 5/29/03)	595,409
A3	135		Computer Sciences Corp., Sr. Notes, 6.75%, 6/15/06	141,352
A3	600		ConocoPhillips, Notes, 6.375%, 3/30/09	655,432
Baa3	1,000		Consumers Energy Co., Sr. Notes, 6.25%, 9/15/06	1,044,059
Baa3	250		First Mtge. Bonds, Ser. D, 5.375%, 4/15/13	258,549
Baa3	595		Continental Airlines, Inc., Pass-thru Certs., Ser. 1998-3, Class A-2, 6.32%, 11/1/08	600,153
Baa3	589		Ser. 2000-1, Class A-1, 8.048%, 11/1/20	597,073
Ba2	538	(b)	Ser. RJ04, Class B, 9.558%, 9/1/19	541,515
Aa3	525		Credit Suisse First Boston (USA), Inc. Sr. Notes, 4.875%, 1/15/15	518,494
B1	1,000		CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	1,072,500
Ba1	1,600	(b)	D. R. Horton, Inc., Notes, 5.625%, 9/15/14	1,596,000
			DaimlerChrysler North America Holding Corp.,
A3	500	(g)	M.T.N., F.R.N., 2.64%, 11/17/06	499,813
A3	700	(g)	2.94%, 9/10/07	702,293
A3	500		Notes, 8.50%, 1/18/31	624,726

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Baa2	$190		Devon Financing Corp., Notes, 6.875%, 9/30/11	$215,186
Baa1	1,400		Dominion Resources, Inc., Sr. Notes, Ser.A 2.80%, 2/15/05	1,400,485
A3	300		Dow Chemical Co. (The), Debs., 9.00%, 4/1/21	401,970
A3	400		Sr. Notes, 5.75%, 11/15/09	427,875
A3	450		6.125%, 2/1/11	492,891
Baa3	800		Duke Capital LLC, Sr. Notes, 4.331%, 11/16/06	810,036
Baa2	2,000		Duke Energy Field Services LLC, Notes, 7.50%, 8/16/05	2,052,842
Baa2	205	(b)	Eastman Chemical Co., Notes, 7.00%, 4/15/12	233,641
Baa2	500		Energy East Corp., Notes, 6.75%, 6/15/12	560,510
Baa2	15		6.75%, 9/15/33	16,810
			Enterprise Products Operating L.P., Sr. Notes,
Baa3	900	(i)	4.00%, 10/15/07	897,803
Baa3	550	(i)	5.60%, 10/15/14	554,879
			Equifax, Inc., Notes,
Baa1	375		4.95%, 11/1/07	387,862
			Equity One, Inc., Gtd. Notes,
Baa3	500		3.875%, 4/15/09	485,211
			ERP Operating L.P., Notes,
Baa1	1,200	(g)	6.63%, 4/13/05	1,212,203
			Everest Reinsurance Holdings Corp.,
A3	500		5.40%, 10/15/14	501,368
			FedEx Corp., Notes,
Baa2	1,250		2.65%, 4/1/07	1,224,284
			FirstEnergy Corp., Notes, Ser. A,
Baa3	450		5.50%, 11/15/06	464,548
			Ser. B,
Baa3	905		6.45%, 11/15/11	983,255
			Ser. C,
Baa3	250		7.375%, 11/15/31	285,496
			Ford Motor Credit Co., Notes,
A3	90	(b)	7.00%, 10/1/13	95,412
A3	1,760		7.375%, 2/1/11	1,896,842

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	13

Portfolio of Investments

as of December 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Gap, Inc. (The), Notes,
Ba1	$1,300		6.90%, 9/15/07	$1,397,500
			General Motors Acceptance Corp., Notes,
Baa1	755		6.875%, 9/15/11	773,719
			Georgia-Pacific Corp., Sr. Notes.
Ba3	600		8.875%, 5/15/31	750,000
			Goldman Sachs Group, Inc. (The), Sr. Sub. Notes,
A1	1,600		6.345%, 2/15/34	1,666,086
			Halliburton Co., Notes
Baa2	135		5.50%, 10/15/10	142,193
			Harrah’s Operating Co., Inc.,
			Sr. Sub. Notes,
Ba1	1,035		7.875%, 12/15/05	1,076,400
Baa3	500		7.125%, 6/1/07	535,613
			Hartford Financial Services Group, Inc. (The), Sr. Notes,
A3	600		2.375%, 6/1/06	589,031
			HCA Healthcare Co., Notes,
Ba2	3,000		7.125%, 6/1/06	3,113,988
			HCA, Inc., Notes
Ba2	700	(b)	6.375%, 1/15/15	702,834
			Hercules, Inc., Sr. Sub. Notes,
Ba3	600		6.75%, 10/15/29	619,500
			Hewlett-Packard Co., Notes,
A3	120		7.15%, 6/15/05	122,284
			Hilton Hotels Corp., Notes,
Baa3	250		7.625%, 12/1/12	292,356
			Host Marriott L.P.,
			Sr. Notes, Ser. E
Ba3	550		8.375%, 2/15/06	574,750
			Ser. L
Ba3	475	(i)	7.00%, 8/15/12	502,312
			Household Finance Corp., Notes
A1	215		4.625%, 1/15/08	220,145
			HSBC Bank USA, Bonds,
Aa3	500		5.875%, 11/1/34	506,299
			HSBC Finance Corp., Notes,
A1	155		6.75%, 5/15/11	173,944

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Hyundai Motor Manufacturing LLC, Gtd. Notes,
Baa3	$500	(i)	5.30%, 12/19/08	$515,121
			ICI Wilmington, Inc., Gtd. Notes,
Baa3	540		4.375%, 12/1/08	543,048
Baa3	780		5.625%, 12/1/13	807,840
			IMC Global, Inc.,
			Debs.,
B2	550	(b)(h)	6.875%, 7/15/07 (cost $561,000; purchased 5/25/04)	572,000
			Sr. Notes, Ser. B,
B1	11		10.875%, 6/1/08	13,200
			International Business Machines Corp., Debs.,
A1	750		8.375%, 11/1/19	982,785
			International Lease Finance Corp., Notes,
A1	600		2.95%, 5/23/06	594,515
			International Paper Co., Notes,
Baa2	300	(b)	5.25%, 4/1/16	299,471
			iStar Financial, Inc., Sr. Notes,
Baa3	575	(b)	5.125%, 4/1/11	581,133
			J.P. Morgan Chase & Co., Sr. Sub. Notes,
A1	350		6.75%, 2/1/11	393,192
			Jabil Circuit, Inc., Sr. Notes,
Baa3	400	(b)	5.875%, 7/15/10	421,049
			JC Penney Co., Inc., Notes,
Ba2	825		7.375%, 8/15/08	905,437
			Kerr-McGee Corp., Notes,
Baa3	1,500		5.875%, 9/15/06	1,556,241
			Kraft Foods, Inc., Notes,
A3	150		5.25%, 6/1/07	155,382
A3	795		5.625%, 11/1/11	841,859
A3	425		6.25%, 6/1/12	466,550
			Kroger Co. (The), Gtd. Notes,
Baa2	500		6.75%, 4/15/12	564,531
			L-3 Communications Corp., Sr. Sub. Notes,
Ba3	380		6.125%, 1/15/14	391,400
			Lear Corp., Sr. Notes, Ser. B
Baa3	1,040	(b)	7.96%, 5/15/05	1,056,608
			Lubrizol Corp. (The), Sr. Notes,
Baa3	200		5.875%, 12/1/08	210,130
Baa3	1,100		4.625%, 10/1/09	1,098,303
Baa3	175		5.50%, 10/1/14	176,031

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	15

Portfolio of Investments

as of December 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Magellan Health Services, Inc., Sr. Notes, Ser. A,
B3	$320		9.375%, 11/15/08	$348,400
			Magellan Midstream Partners L.P., Sr. Notes, Ser. A
Ba1	465		5.65%, 10/15/16	470,139
			Marathon Oil Corp., Notes,
Baa1	350		6.80%, 3/15/32	392,364
			Marsh & Mclennan Co., Inc., Sr. Notes,
Baa2	505		5.375%, 7/15/14	493,417
			May Department Stores Co., Notes,
Baa2	120		8.50%, 6/1/19	147,638
			Merck & Co., Inc., Debs.,
Aa2	65		5.95%, 12/1/28	67,276
Aa3	1,125		Merrill Lynch & Co., Inc., Sr. Sub. Notes, 5.00%, 1/15/15	1,120,591
			MGM Mirage, Inc., Sr. Notes,
Ba1	1,200		6.00%, 10/1/09	1,230,000
			Midland Funding II, Bonds, Ser. B
Ba3	800	(h)	13.25%, 7/23/06 (cost $934,000; purchased 8/4/03)	882,476
			Millennium America Inc., Sr. Notes,
B1	12		9.25%, 6/15/08	13,227
			Miller Brewing Co., Gtd. Notes,
Baa1	795	(i)	5.50%, 8/15/13	830,971
			Motorola, Inc., Notes,
Baa3	725		4.608%, 11/16/07	739,310
Baa3	235		7.625%, 11/15/10	272,591
			News America, Inc., Bonds,
Baa3	1,600	(b)(i)	5.30%, 12/15/14	1,618,878
			NiSource Finance Corp., Gtd. Notes,
Baa3	200		7.625%, 11/15/05	207,286
Baa3	970		7.875%, 11/15/10	1,140,312
			Northern State Power Co., First Mtge. Bonds, Ser. B
A2	400		8.00%, 8/28/12	487,490
			Occidental Petroleum Corp., M.T.N.,
Baa1	900		4.25%, 3/15/10	901,268
			Ocean Energy, Inc., Sr. Notes,
Baa3	150		7.25%, 10/1/11	170,959
			Oncor Electric Delivery Co., Sr. Sec’d. Notes,
Baa1	700		6.375%, 1/15/15	771,280
			Pacific Gas & Electric Co., First Mtge. Bonds,
Baa2	1,360		6.05%, 3/1/34	1,412,518

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Pactiv Corp., Debs.,
Baa2	$1,759		8.125%, 6/15/17	$2,196,249
			Park Place Entertainment Corp., Sr. Sub. Notes,
Ba2	1,060		7.875%, 12/15/05	1,099,750
			Parker & Parsley Petroleum Co., Sr. Notes,
Baa3	1,140		8.875%, 4/15/05	1,157,529
			Pharmacia Corp., Debs.,
Aaa	230		6.50%, 12/1/18	261,281
			Phoenix Life Insurance Co.
Baa2	300	(i)	7.15%, 12/15/34	299,245
			Pioneer Natural Resources Co., Sr. Notes,
Baa3	715		5.875%, 7/15/16	746,969
			PNC Funding Corp., Sr. Sub. Notes,
A3	300		7.50%, 11/1/09	341,641
			Propex Fabrics, Inc., Sr. Notes, Ser. A
Caa1	500	(i)	10.00%, 12/1/12	518,750
			Quest Diagnostics, Inc., Sr. Notes,
Baa2	3,175	(b)	6.75%, 7/12/06	3,329,575
			Raytheon Co., Notes,
Baa3	48		4.50%, 11/15/07	49,110
			Rockwell International Corp., Debs.,
A3	1,500		5.20%, 1/15/98	1,298,628
			RPM International, Inc., Bonds,
			Sr. Notes,
Baa3	900	(i)	4.45%, 10/15/09	882,485
Baa3	600		6.25%, 12/15/13	624,120
			Ryland Group, Inc. (The), Sr. Notes,
Baa3	495		5.375%, 6/1/08	514,800
			Safeway, Inc., Notes,
Baa2	800		4.95%, 8/16/10	814,367
			SBC Communications, Inc.,
			Sr. Notes,
A2	650		5.10%, 9/15/14	656,041
A2	225		6.45%, 6/15/34	241,058
			Southern California Edison Co., First Mtge. Bonds,
Baa1	2,000		6.375%, 1/15/06	2,062,772
			Southwest Airlines Co., Notes,
Baa1	650		5.25%, 10/1/14	652,388

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	17

Portfolio of Investments

as of December 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Sprint Capital Corp., Notes,
Baa3	$1,510	(g)	4.78%, 8/17/06	$1,538,940
Baa3	900		6.90%, 5/1/19	1,006,821
Baa3	310		8.75%, 3/15/32	413,016
			Starwood Hotels & Resorts Worldwide, Inc., Sr. Notes,
Ba1	780		7.375%, 5/1/07	831,675
			Sun Microsystems, Inc., Sr. Notes,
Baa3	1,525		7.50%, 8/15/06	1,612,047
			SunGard Data Systems, Inc., Sr. Notes,
Baa2	800		4.875%, 1/15/14	777,522
			Target Corp., Notes
A2	500		6.35%, 1/15/11	557,381
			Tele-Communications, Inc., Notes
Baa3	1,500		6.875%, 2/15/06	1,552,252
			Telecomunica de Puerto Rico, Inc., Sr. Notes,
Baa1	1,800		6.65%, 5/15/06	1,866,731
Baa1	1,150		6.80%, 5/15/09	1,224,242
			TeleCorp PCS, Inc., Sr. Sub. Notes,
Baa2	1,765		10.625%, 7/15/10	1,923,695
			Texas Genco LLC, Sr. Notes,
B1	700	(b)(i)	6.875%, 12/15/14	723,625
			Time Warner, Inc., Debs.,
Baa1	65		7.70%, 5/1/32	79,503
			Notes,
Baa1	900		5.625%, 5/1/05	908,288
Baa1	1,000	(b)	6.875%, 5/1/12	1,138,856
			Tosco Corp., Notes,
A3	750		7.25%, 1/1/07	800,079
			TXU Corp., Sr. Notes, Ser. K,
Ba1	400	(b)	4.446%, 11/16/06	404,018
Ba1	350	(i)	Ser. Q, 6.50%, 11/15/24	350,584
			Tyson Foods, Inc., Notes,
Baa3	275		6.625%, 10/17/05	281,443
Baa3	375		7.25%, 10/1/06	397,580
			Unisys Corp., Sr. Notes,
Ba1	330		8.125%, 6/1/06	347,325

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			United Technologies Corp., Notes,
A2	$225		7.125%, 11/15/10	$258,473
			Valero Energy Corp., Notes,
Baa3	50		7.50%, 4/15/32	60,309
			Verizon New York, Inc., Debs., Ser. A,
Baa2	415	(b)	7.375%, 4/1/32	476,029
			Viacom, Inc., Sr. Notes,
A3	250		7.625%, 1/15/16	301,245
			Waste Management, Inc., Debs.,
Baa3	1,150		7.65%, 3/15/11	1,314,509
			Sr. Notes,
Baa3	800		7.75%, 5/15/32	990,726
			WellPoint, Inc., Notes,
Baa1	500	(i)	5.00%, 12/15/14	498,426
Baa1	300	(i)	5.95%, 12/15/34	302,921
			Wells Fargo & Co., Sr. Sub. Notes,
Aa2	1,000		5.125%, 9/15/16	1,004,625
			Westar Energy, Inc., First Mtge. Bonds,
Ba1	400		6.00%, 7/1/14	430,021
			Wyeth, Sr. Notes,
Baa1	210		6.45%, 2/1/24	223,354
			Xcel Energy, Inc., Sr. Notes, Ser. A,
Baa1	775		3.40%, 7/1/08	759,822
			Yum! Brands, Inc., Sr. Notes
Baa3	840		8.875%, 4/15/11	1,037,836

			Total domestic corporate bonds	135,341,871

FOREIGN GOVERNMENT BONDS 6.9%
			Argentina Government Bonds, F.R.N.,
Caa1	1,000	(d)	1.98%, 8/3/12	850,000
			Brazilian Government Bonds,
B1	165	(d)	11.25%, 7/26/07	189,750
			Notes,
B1	1,500	(d)	9.25%, 10/22/10	1,677,000
			Ser. C,
B1	836	(b)(d)	8.00%, 4/15/14	855,485
			Colombia Government Bonds,
Ba2	750	(d)	10.00%, 1/23/12	866,250
			Croatian Government Bonds, Ser. B, F.R.N.,
Baa3	248	(d)(g)(h)	2.812%, 1/31/05 (cost $244,093; purchased 9/29/00)	247,831

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	19

Portfolio of Investments

as of December 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)			Description	Value (Note 1)

				New Zealand Government Bonds,
Aaa	NZD	5,765		7.00%, 7/15/09	$4,323,107
				Peru Government Bonds,
Ba3		$220	(g)(d)	4.50%, 3/7/05	205,700
Ba3		415	(d)	9.875%, 2/6/15	508,375
				Pemex Project Funding Master Trust (Mexico), Notes, Ser. P,
NR		800	(d)(i)	9.50%, 9/15/27	1,008,000
				Philippines Government Bonds,
Ba2		155	(b)(d)	9.875%, 3/16/10	168,562
Ba2		550	(b)(d)	10.625%, 3/16/25	587,125
				Queensland Treasury Corp., M.T.N.,
Aaa	AUD	4,085		6.50%, 6/14/05	3,219,844
				Russian Government Bonds,
Baa3		$1,080	(d)(i)	5.00%, 3/31/30	1,112,400
Baa3		390	(d)(i)	10.00%, 6/26/07	440,700
				Turkish Government Bonds,
B1		565	(d)	11.75%, 6/15/10	709,075
				United Mexican States, Bonds, Ser. M,
Baa1	MXN	40,080		8.00%, 12/23/10	3,368,706
				Notes,
Baa2		$665	(d)	8.125%, 12/30/19	780,378
Baa2		1,815	(d)	8.375%, 1/14/11	2,131,717
				Uruguay Government Bonds,
B3		335	(d)	7.25%, 2/15/11	331,650

				Total foreign government securities	23,581,655

FOREIGN CORPORATE BONDS(d) 5.6%
				Alcan, Inc., (Canada), Notes,
Baa1		1,500		6.125%, 12/15/33	1,587,580
				British Telecommunications PLC (United Kingdom), Notes,
Baa1		805		8.875%, 12/15/30	1,077,912
				Burlington Resources Finance Co. (Canada), Gtd. Notes,
Baa1		160		6.50%, 12/1/11	179,119
Baa1		100		Canadian Natural Resources Ltd. (Canada), Notes, 4.90%, 12/1/14	99,476
				Carnival PLC (United Kingdom), Gtd. Notes,
A3		225		7.30%, 6/1/07	242,682

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Cho Hung Bank (South Korea), Sr. Sub. Notes,
Baa2	$615	(g)(i)	11.50%, 4/1/10	$627,780
Baa2	700	(g)(i)	11.875%, 4/1/10	715,050
			Conoco Funding Co. (Canada), Notes,
A3	1,160		6.35%, 10/15/11	1,294,765
			Crown Cork & Seal Finance PLC (United Kingdom), Notes
B3	875		7.00%, 12/15/06	918,750
			Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes,
Baa1	400	(g)	8.25%, 6/15/05	409,321
Baa1	185	(g)	8.75%, 6/15/30	244,285
Baa1	205		9.25%, 6/1/32	291,733
			Empresa Nacional de Electricidad S.A. (Chile), Notes,
Ba2	185		8.35%, 8/1/13	214,371
			EnCana Corp. (Canada), Bonds,
Baa2	120		6.50%, 8/15/34	131,736
			Enersis S.A., (Chile), Bonds
Ba2	1,000		7.375%, 1/15/14	1,089,874
			Equus Cayman Finance Ltd. (Cayman Islands), Sr. Notes,
Baa3	215	(i)	5.50%, 9/12/08	222,900
			Gazprom OAO (Russia), Notes,
BB-(f)	420		10.50%, 10/21/09	499,500
			Kasikornbank Public Co. Ltd. (Thailand), Sr. Sub. Notes,
Baa2	430	(i)	8.25%, 8/21/16	519,097
			Kazkommerts International BV (Netherlands), Sr. Notes,
Baa2	1,060	(i)	7.875%, 4/7/14	1,060,000
			Korea East-West Power Co. Ltd. (South Korea), Notes,
A3	400	(i)	4.875%, 4/21/11	403,315
			Mizuho Financial Group Ltd. (Cayman Islands), Sr. Sub. Notes
A2	490	(i)	5.79%, 4/15/14	514,696
			Petronas Capital Ltd. (Malaysia), Gtd. Notes,
A2	1,530	(i)	7.00%, 5/22/12	1,752,659

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	21

Portfolio of Investments

as of December 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Rogers Cablesystems Ltd. (Canada), Sr. Sec’d. Notes, Ser. B
Ba3	$875		10.00%, 3/15/05	$887,031
			Santander Central Hispano Issuances (Spain), Notes,
A1	355		7.625%, 9/14/10	413,716
			Telecom Italia Capital (Luxembourg), Gtd. Notes,
Baa2	1,000	(i)	4.95%, 9/30/14	979,739
Baa2	500	(i)	6.00%, 9/30/34	488,827
			Telus Corp. (Canada), Notes,
Baa3	1,310		7.50%, 6/1/07	1,423,315
Baa3	500		8.00%, 6/1/11	592,540
			Transocean, Inc. (Cayman Islands), Notes,
Baa2	65		7.50%, 4/15/31	80,006
			Tyco International Group SA (Luxembourg), Gtd. Notes,
Baa3	205		6.75%, 2/15/11	229,762
			XL Capital Ltd. (Bermuda), Sr. Notes,
A2	25		5.25%, 9/15/14	25,054

			Total foreign corporate bonds(d)	19,216,591

FOREIGN STRUCTURED NOTES 0.3%
Aaa	1,100	(d)(g)(h)	Preferred Term Securities X Ltd. (Cayman Islands), Sr. Notes, Class A, F.R.N., 2.67%, 4/4/05 (cost $1,100,000; purchased 6/26/03)	1,101,375

MORTGAGE BACKED SECURITIES 33.3%
			Federal Home Loan Mortgage Corp.,
	510	(e)	4.50%, 11/1/18	509,212
	7,252	(e)	4.50%, 3/1/19	7,234,544
	2,500		5.00%, 1/19/05, TBA	2,537,500
	2,805	(e)	5.00%, 1/1/19	2,850,373
	909	(e)	5.00%, 10/1/33	904,501
	3,608	(e)	5.50%, 10/1/33	3,682,274
	145	(e)	5.50%, 7/1/34	146,998
	2,000		6.00%, 1/13/05, TBA	2,065,624
	2,628	(e)	6.00%, 11/1/33	2,715,807
	878	(e)	6.50%, 7/1/32	922,390
	736	(e)	6.50%, 11/1/33	772,440
	627	(e)	7.00%, 9/1/32	664,331

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Federal National Mortgage Association,
	$2,877	(e)	4.00%, 5/1/19	$2,809,476
	854	(e)	4.50%, 6/1/18	852,933
	4,892	(e)	4.50%, 3/1/19	4,879,818
	2,905	(e)	4.50%, 8/1/33	2,813,248
	3,500		5.00%, 1/13/05, TBA	3,471,563
	1,866	(e)	5.00%, 1/1/19	1,897,555
	8,887	(e)	5.00%, 7/1/33	8,834,595
	4,582	(e)	5.00%, 3/1/34	4,555,324
	1,025	(e)	5.50%, 5/1/17	1,060,215
	951	(e)	5.50%, 7/1/33	965,849
	1,722	(e)	5.50%, 9/1/33	1,749,627
	12,240	(e)	5.50%, 1/1/34	12,436,550
	8,218	(e)	5.50%, 2/1/34	8,350,143
	6,000		6.00%, 1/13/05, TBA	6,202,500
	2,500		6.00%, 1/19/05, TBA	2,618,750
	589	(e)	6.00%, 9/1/17	617,770
	3,531	(e)	6.00%, 2/1/23	3,676,249
	157	(e)	6.00%, 11/1/32	162,136
	204	(e)	6.00%, 10/1/33	211,481
	1,318	(e)	6.00%, 11/1/33	1,363,476
	2,159	(e)	6.50%, 12/1/17	2,289,492
	3,132	(e)	6.50%, 8/1/32	3,290,556
	1,016	(e)	6.50%, 4/1/33	1,065,990
	721	(e)	6.50%, 11/1/33	756,423
	721	(e)	7.00%, 5/1/32	763,996
			Government National Mortgage Association,
	5,546	(e)	5.50%, 4/20/34	5,661,964
	1,496	(e)	6.00%, 1/15/33	1,551,735
	1,495	(e)	6.50%, 9/15/32	1,575,070
	2,021	(e)	6.50%, 11/15/33	2,127,684

			Total mortgage backed securities	113,618,162

STRUCTURED NOTES 1.1%
			Dow Jones CDX High Yield Trust, Pass Thru Certs., Series 3-1,
B3	1,500	(i)	7.75%, 12/29/09	1,542,187
			Series 3-2,
Ba3	750	(b)(i)	6.375%, 12/29/09	767,813
			Series 3-3,
B3	500	(b)(i)	8.00%, 12/29/09	512,813

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	23

Portfolio of Investments

as of December 31, 2004 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

			Targeted Return Index Securities Trust, Ser. H4-2004,
B1	$953	(h)	8.2105%, 8/1/15 (cost $1,041,686; purchased 11/17/04)	$1,042,887

			Total structured notes	3,865,700

U.S. GOVERNMENT OBLIGATIONS 0.9%
			United States Treasury Bonds,
	482	(b)	5.375%, 2/15/31	521,200
			United States Treasury Notes,
	1,975	(b)	4.25%, 11/15/14	1,980,169
	580		5.00%, 2/15/11	616,998

			Total U.S. government obligations	3,118,367

			Total long-term investments (cost $326,745,911)	335,644,137

SHORT-TERM INVESTMENTS 11.3%

	Shares

MUTUAL FUND
			Dryden Core Investment Fund- Taxable Money Market Series
	38,603,929	(c)	(cost $38,603,929; Note 3)	38,603,929

			Total Investments 109.6% (cost $365,349,840; Note 5)	374,248,066
			Liabilities in excess of other assets (9.6%)	(32,690,646)

			Net Assets 100.0%	$341,557,420

The following abbreviations are used in the portfolio descriptions:

AUD—Australian Dollar.

F.R.N.—Floating Rate Note.

I.O.—Interest only.

M.T.N.—Medium Term Note.

MXN—Mexican Peso.

TBA—To Be Announced Security.

NZD—New Zealand Dollar.

(a)	Portion of security segregated as collateral for financial futures contracts.
(b)	Portion of securities on loan with an aggregate market value of $18,730,466; cash collateral of $19,413,341 was received with which the fund purchased highly liquid short-term investments.

See Notes to Financial Statements.

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(c)	Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(d)	US$ denominated foreign bonds.
(e)	All or a portion of security segregated as collateral for TBA securities.
(f)	Standard & Poor’s rating.
(g)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.
(h)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $4,738,279. The aggregate value of $4,664,640 represents 1.37% of net assets
(i)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	25

Portfolio of Investments

as of December 31, 2004 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mortgaged Backed Securities	33.3%
Mutual Fund	11.3
Electric	7.0
Foreign Government Bonds	6.9
Commercial Mortgaged Backed Securities	6.4
Telecommunications	5.5
Banking	3.1
Health Care & Pharmaceutical	2.7
Asset Backed Securities	2.5
Energy—Other	2.2
Automotive	2.1
Technology	2.1
Capital Goods	1.9
Foods	1.8
Collaterized Mortgage Obligations	1.7
Chemicals	1.6
Pipelines & Other	1.6
Energy—Integrated	1.4
Building Materials & Construction	1.4
Structured Notes	1.4
Gaming	1.2
Cable	1.1
Brokerage	1.0
Media & Entertainment	1.0
Packaging	0.9
Retailers	0.9
U.S. Government Obligations	0.9
Non Captive Finance	0.7
Lodging	0.7
Airlines	0.7
Real Estate	0.7
Insurance	0.6
Metals	0.5
Paper	0.3
Consumer	0.2
Tobacco	0.2
Aerospace/Defense	0.1

109.6
Liabilities in excess of other assets	(9.6)

100.0%

See Notes to Financial Statements.

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Financial Statements

DECEMBER 31, 2004	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments, at value including securities on loan of $18,730,466 (cost $365,349,840)	$374,248,066
Cash	67,549
Dividends and interest receivable	3,606,618
Receivable for investments sold	1,179,726
Receivable for Fund shares sold	719,790
Unrealized appreciation on credit default swaps	82,194
Unrealized appreciation on forward currency contracts	83,642
Due from broker-variation margin	72,968
Prepaid expenses	8,013

Total assets	380,068,566

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	19,413,341
Payable for investments purchased	17,784,633
Payable for Fund shares reacquired	476,331
Accrued expenses	242,173
Distribution fee payable	146,424
Management fee payable	143,466
Unrealized depreciation on forward currency contracts	211,339
Dividends payable	52,415
Deferred directors’ fees	32,979
Foreign currency payable (cost $7,908)	8,045

Total liabilities	38,511,146

Net Assets	$341,557,420

Net assets were comprised of:
Common stock, at par	$26,410
Paid-in capital in excess of par	350,118,983

350,145,393
Distributions in excess of net investment income	(60,582)
Accumulated net realized loss on investments and foreign currency transactions	(17,599,752)
Net unrealized appreciation on investments and foreign currencies	9,072,361

Net assets, December 31, 2004	$341,557,420

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($139,515,419 ÷ 10,783,814 shares of common stock issued and outstanding)	$12.94
Maximum sales charge (4.50% of offering price)	0.61

Maximum offering price to public	$13.55

Class B
Net asset value, offering price and redemption price per share
($124,469,360 ÷ 9,625,472 shares of common stock issued and outstanding)	$12.93

Class C
Net asset value, offering price and redemption price per share
($16,955,377 ÷ 1,311,250 shares of common stock issued and outstanding)	$12.93

Class Z
Net asset value, offering price and redemption price per share
($60,617,264 ÷ 4,689,249 shares of common stock issued and outstanding)	$12.93

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	29

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Income
Interest (net of foreign withholding taxes of $126)	$16,886,336
Dividends	503,844
Income from securities loaned, net	49,940

Total income	17,440,120

Expenses
Management fee	1,751,477
Distribution fee—Class A	335,178
Distribution fee—Class B	1,383,389
Distribution fee—Class C	136,116
Transfer agent’s fees and expenses	791,000
Custodian’s fees and expenses	255,000
Reports to shareholders	122,000
Registration fees	61,000
Legal fees and expenses	45,000
Audit fee	22,000
Directors’ fees	17,000
Miscellaneous	27,482

Total expenses	4,946,642

Net investment income	12,493,478

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	5,112,548
Financial futures transactions	531,414
Foreign currency transactions	(818,535)

4,825,427

Net change in unrealized appreciation (depreciation) on:
Investments	(2,994,793)
Financial futures contracts	378,153
Foreign currencies	74,120
Interest rate swap	84,576

(2,457,944)

Net gain on investments	2,367,483

Net Increase In Net Assets Resulting From Operations	$14,860,961

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$12,493,478	$11,641,273
Net realized gain on investments and foreign currency transactions	4,825,427	10,602,565
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,457,944)	308,989

Net increase in net assets resulting from operations	14,860,961	22,552,827

Dividends (Note 1)
Dividends from net investment income
Class A	(5,871,880)	(5,777,815)
Class B	(4,999,400)	(6,321,606)
Class C	(701,813)	(871,520)
Class Z	(2,754,662)	(3,070,142)

	(14,327,755)	(16,041,083)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	67,599,313	111,231,245
Net asset value of shares issued in reinvestment of distributions	12,478,734	13,716,171
Cost of shares reacquired	(121,015,406)	(140,954,315)

Net decrease in net assets from Fund share transactions	(40,937,359)	(16,006,899)

Total decrease	(40,404,153)	(9,495,155)

Net Assets
Beginning of year	381,961,573	391,456,728

End of year	$341,557,420	$381,961,573

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	31

Notes to Financial Statements

Dryden Total Return Bond Fund, Inc. (the “Fund”), was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is total return. The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund’s investment adviser. This means we invest at least 80% of the Fund’s investable assets in debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange other than options on securities and indices are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the Security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2004, there were no securities valued in accordance with such procedures. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

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Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchased and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a

Dryden Total Return Bond Fund, Inc.	33

Notes to Financial Statements

Cont’d

future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation (depreciation) on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial futures contracts, forwards currency contracts and swaps, involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Dollar Rolls: The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity)

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securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund’s policy is to record the components of the dollar rolls as purchase and sale transactions. The fund had dollar rolls outstanding as of December 31, 2004, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Fund maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Fund is subject to the risk that the market value of the securities it is obligated to repurchase under the agreement decline below the repurchase price.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at December 31, 2004 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into an interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of agreement. Written options, futures contracts, forward foreign currency exchange contracts and

Dryden Total Return Bond Fund, Inc.	35

Notes to Financial Statements

Cont’d

swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income.

Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

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Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distribution are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective June 1, 2004, the management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund up to $1 billion and .45 of 1% of the average daily net assets of the Fund in excess of $1 billion. Prior to June 1, 2004 the management fee was .50% of 1% of the daily average net assets. The effective management fee rate was ..50% of 1% for the year ended December 31, 2004.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Dryden Total Return Bond Fund, Inc.	37

Notes to Financial Statements

Cont’d

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2004, PIMS contractually agreed to limit such fees to .25 of 1% of the daily net assets of the Class A shares and .75 of 1% of the daily net assets of the Class C shares.

PIMS has advised the Fund that it has received approximately $129,000 and $600 in front-end sales charges resulting from the sale of Class A and Class C shares, respectively, for the year ended December 31, 2004. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2004, it received approximately $275,400 and $8,700 in contingent deferred sales charges imposed upon redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period January 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect a wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the

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year ended December 31, 2004, the Fund incurred fees of approximately $548,000 for the services of PMFS. As of December 31, 2004, approximately $43,700 of such fees were due to PMFS. Transfers agent fees and expenses in the Statement of Operations include certain out-of pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $71,400 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) an affiliate of PI, was approximately $33,400 for the year December 31, 2004. As of December 31, 2004, approximately $2,800 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended December 31, 2004, the Fund did not pay any brokerage commissions to Wachovia Securities LLC (“Wachovia”).

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the fund’s securities lending agent. For the year ended December 31, 2004, PIM has been compensated approximately $16,600 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2004, the Fund earned income from the Series by investing its excess of cash and collateral received from securities lending of approximately $503,800 and $49,900, respectively.

Note 4. Portfolio Securities

Purchases and sales of investment securities, (other than short-term investments) for the year ended December 31, 2004, aggregated $1,345,313,498 and $1,359,899,518, respectively. United States government securities represent $1,121,465,368 and $1,097,332,525 of the purchases and sales, respectively.

As of December 31, 2004, the Fund had securities on loan with an aggregated market value of $18,730,466. The Fund received $19,413,341 in cash as collateral for securities on loan which it used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Dryden Total Return Bond Fund, Inc.	39

Notes to Financial Statements

Cont’d

During the year ended December 31, 2004, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2004, are as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation/ (Depreciation)
	Long Positions:
67	Eurodollar	Sep. 05	$16,171,482	$16,182,175	$10,693
31	U.S. Treasury Notes 5 Yr.	Mar. 05	3,370,803	3,395,469	24,666
166	U.S. Treasury Bonds	Mar. 05	18,441,902	18,675,000	233,098
26	German Government Bonds 5 Yr.	Mar. 05	4,005,552	3,989,942	(15,610)
	Short Positions:
362	U.S. Treasury Notes 2 Yr.	Mar. 05	75,832,850	75,872,937	(40,087)
41	U.S. Treasury Notes 10 Yr.	Mar. 05	4,589,365	4,589,437	(72)

					$212,688

At December 31, 2004 the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

Foreign Currency Purchase Contracts	Value at Settlement Date	Current value at December 31, 2004	Unrealized Appreciation
Australian Dollars,
expiring 1/20/05	$1,635,000	$1,676,764	$41,764
expiring 1/20/05	101,906	104,135	2,229
Mexican Peso,
expiring 1/10/05	491,810	504,275	12,465
expiring 1/10/05	1,256,134	1,268,516	12,382
New Zealand Dollar,
expiring 1/20/05	4,415,586	4,430,388	14,802

	$7,900,436	$7,984,078	$83,642

Foreign Currency Sales Contracts	Value at Settlement Date	Current value at December 31, 2004	Unrealized Depreciation
Australian Dollars,
expiring 1/20/05	$3,213,000	$3,267,288	$(54,288)
expiring 1/20/05	74,989	77,486	(2,497)
Mexican Peso,
expiring 1/10/05	880,000	888,005	(8,005)
expiring 1/10/05	879,000	892,150	(13,150)
expiring 1/10/05	1,731,700	1,740,863	(9,163)
New Zealand Dollar,
expiring 1/20/05	4,306,152	4,430,388	(124,236)

	$11,084,841	$11,296,180	$(211,339)

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The Fund entered into credit default swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.(a)	9/20/09	$2,000	0.60%	EnCana Corp., 4.75%, due 10/15/2013	$25,967
Morgan Stanley Capital Services, Inc.(a)	12/20/14	1,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/2015	33,947
Morgan Stanley Capital Services, Inc.(a)	6/20/09	1,000	0.82%	Tyco International Ltd, 6.00%, due 11/15/2013	22,280

					$82,194

(a)	The Fund pays the counterparty par in the event that the underlying bond defaults and receives the floating rate.

Note 5. Distributions and Tax Information

Distributions to shareholders, which determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date.

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income, accumulated net realized gain or loss on investments and paid-in-capital in excess of par. For the year ended December 31, 2004, the adjustments were to decrease accumulated net realized loss on investments and foreign currency transactions by $1,825,347, increase distribution in excess of net investment income by $1,872,299 and decrease paid-in-capital in excess of par by $46,952, due to the difference in the treatment of market discount, amortization of premiums for financial and tax reporting purposes, differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, swaps, overdistribution of ordinary income and other tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$366,156,237	$9,367,406	$1,275,577	$8,091,829

The difference between book and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums and deferred losses on wash sales.

Dryden Total Return Bond Fund, Inc.	41

Notes to Financial Statements

Cont’d

The adjusted net unrealized appreciation on a tax basis was $8,165,366, which includes other tax basis adjustments of $73,537 that was primarily attributable to the mark to market of receivables and payables.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $14,327,755, was ordinary income for the year ended December 31, 2004 and $16,041,083 was ordinary income for the year ended December 31, 2003.

At December 31, 2004, the Fund had no distributable earnings on a tax basis.

For federal tax purposes, the Fund had a capital loss carryforward as of December 31, 2004 of approximately $16,490,000 of which $3,545,000 expires in 2008 and $12,945,000 in 2010. Approximately $3,776,000 was used to offset net taxable gains realized in the fiscal year ended December 31, 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund elected to treat post-October currency losses of approximately $63,600 and long term capital losses of approximately $163,900 as having been incurred in the current fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4.00%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of up to 4.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares is 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors.

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There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2004:
Shares sold	2,232,890	$28,757,693
Shares issued in reinvestment of distributions	392,848	5,048,608
Shares reacquired	(3,486,266)	(44,767,456)

Net increase (decrease) in shares outstanding before conversion	(860,528)	(10,961,155)
Shares issued upon conversion from Class B	1,076,655	13,884,126

Net increase (decrease) in shares outstanding	216,127	$2,922,971

Year ended December 31, 2003:
Shares sold	3,432,948	$44,069,012
Shares issued in reinvestment of distributions	378,871	4,863,491
Shares reacquired	(4,791,555)	(61,480,813)

Net increase (decrease) in shares outstanding before conversion	(979,736)	(12,548,310)
Shares issued upon conversion from Class B	2,011,015	26,083,903

Net increase (decrease) in shares outstanding	1,031,279	$13,535,593

Class B
Year ended December 31, 2004:
Shares sold	916,989	$11,795,019
Shares issued in reinvestment of distributions	326,544	4,193,540
Shares reacquired	(2,464,881)	(31,625,249)

Net increase (decrease) in shares outstanding before conversion	(1,221,348)	(15,636,690)
Shares redeemed upon conversion to Class A	(1,077,263)	(13,884,126)

Net increase (decrease) in shares outstanding	(2,298,611)	$(29,520,816)

Year ended December 31, 2003:
Shares sold	1,984,345	$25,449,097
Shares issued in reinvestment of distributions	404,580	5,192,545
Shares reacquired	(3,245,036)	(41,559,654)

Net increase (decrease) in shares outstanding before conversion	(856,111)	(10,918,012)
Shares redeemed upon conversion to Class A	(2,011,015)	(26,083,903)

Net increase (decrease) in shares outstanding	(2,867,126)	$(37,001,915)

Class C
Year ended December 31, 2004:
Shares sold	260,859	$3,352,029
Shares issued in reinvestment of distributions	44,062	565,943
Shares reacquired	(619,698)	(7,984,066)

Net increase (decrease) in shares outstanding	(314,777)	$(4,066,094)

Year ended December 31, 2003:
Shares sold	724,822	$9,278,330
Shares issued in reinvestment of distributions	54,290	696,892
Shares reacquired	(849,456)	(10,881,393)

Net increase (decrease) in shares outstanding	(70,344)	$(906,171)

Dryden Total Return Bond Fund, Inc.	43

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended December 31, 2004:
Shares sold	1,842,642	$23,694,572
Shares issued in reinvestment of distributions	207,947	2,670,643
Shares reacquired	(2,870,212)	(36,638,635)

Net increase (decrease) in shares outstanding	(819,623)	$(10,273,420)

Year ended December 31, 2003:
Shares sold	2,528,989	$32,434,806
Shares issued in reinvestment of distributions	231,012	2,963,243
Shares reacquired	(2,098,456)	(27,032,455)

Net increase (decrease) in shares outstanding	661,545	$8,365,594

Note 7. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP was previously the independent registered public accounting firm for the Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of Directors in a meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as the independent registered public accounting firm of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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Financial Highlights

DECEMBER 31, 2004	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

Financial Highlights

Class A
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset value, beginning of year	$12.89

Income from investment operations
Net investment income	.50
Net realized and unrealized gain on investment transactions	.11

Total from investment operations	.61

Less dividends
Dividends from net investment income	(.56)

Net asset value, end of year	$12.94

Total Return(a)	4.87%
Ratios/Supplemental Data
Net assets, end of year (000)	$139,515
Average net assets (000)	$134,071
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.13%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	3.85%
For Class A, B, C and Z shares:
Portfolio turnover rate	384%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2003(c)	2002	2001	2000

$12.68	$12.59	$12.54	$12.35

.42	.65	.79	.81
.35	.12	.06	.20

.77	.77	.85	1.01

(.56)	(.68)	(.80)	(.82)

$12.89	$12.68	$12.59	$12.54

6.18%	6.38%	6.84%	8.60%

$136,268	$120,936	$90,733	$64,289
$132,448	$100,691	$77,996	$59,196

1.13%	1.12%	1.18%	1.24%
.88%	.87%	.93%	.99%
3.25%	5.30%	6.11%	6.73%

707%	658%	375%	218%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	47

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset value, beginning of year	$12.89

Income from investment operations
Net investment income	.40
Net realized and unrealized gain on investment transactions	.11

Total from investment operations	.51

Less dividends
Dividends from net investment income	(.47)

Net asset value, end of year	$12.93

Total Return(a)	4.01%
Ratios/Supplemental Data
Net assets, end of year (000)	$124,469
Average net assets (000)	$138,339
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.88%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	3.10%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2003(b)	2002	2001	2000

$12.68	$12.59	$12.53	$12.35

.32	.56	.73	.75
.35	.12	.07	.19

.67	.68	.80	.94

(.46)	(.59)	(.74)	(.76)

$12.89	$12.68	$12.59	$12.53

5.39%	5.61%	6.41%	7.97%

$153,746	$187,582	$188,996	$155,401
$175,196	$191,688	$172,035	$157,836

1.88%	1.87%	1.68%	1.74%
.88%	.87%	.93%	.99%
2.50%	4.60%	5.64%	6.20%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	49

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset value, beginning of year	$12.89

Income from investment operations
Net investment income	.43
Net realized and unrealized gain on investment transactions	.11

Total from investment operations	.54

Less dividends
Dividends from net investment income	(.50)

Net asset value, end of year	$12.93

Total Return(a)	4.27%
Ratios/Supplemental Data
Net assets, end of year (000)	$16,955
Average net assets (000)	$18,149
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.63%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	3.35%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2003(c)	2002	2001	2000

$12.68	$12.59	$12.53	$12.35

.35	.58	.72	.76
.36	.13	.08	.19

.71	.71	.80	.95

(.50)	(.62)	(.74)	(.77)

$12.89	$12.68	$12.59	$12.53

5.65%	5.85%	6.41%	8.13%

$20,967	$21,513	$17,272	$9,909
$22,593	$19,384	$12,928	$8,822

1.63%	1.62%	1.68%	1.74%
.88%	.87%	.93%	.99%
2.75%	4.81%	5.59%	6.19%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	51

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset value, beginning of year	$12.88

Income from investment operations
Net investment income	.53
Net realized and unrealized gain on investment transactions	.11

Total from investment operations	.64

Less dividends
Dividends from net investment income	(.59)

Net asset value, end of year	$12.93

Total Return(a)	5.13%
Ratios/Supplemental Data
Net assets, end of year (000)	$60,617
Average net assets (000)	$59,736
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.88%
Expenses, excluding distribution and service (12b-1) fees	.88%
Net investment income	4.10%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day or each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2003(b)	2002	2001	2000

$12.67	$12.58	$12.52	$12.34

.45	.68	.83	.84
.35	.12	.06	.19

.80	.80	.89	1.03

(.59)	(.71)	(.83)	(.85)

$12.88	$12.67	$12.58	$12.52

6.44%	6.64%	7.19%	8.81%

$70,981	$61,425	$44,679	$58,667
$66,448	$51,861	$54,052	$50,576

.88%	.87%	.93%	.99%
.88%	.87%	.93%	.99%
3.51%	5.54%	6.46%	6.94%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	53

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Total Return Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Dryden Total Return Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ending December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2005

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Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end, December 31, 2004 as to the federal tax status of dividends paid by the Fund. During the fiscal year ended December 31, 2003, the Fund paid dividends of $0.56 per Class A share, $0.47 per Class B share, $0.50 per Class C share and $0.59 per Class Z share from ordinary income.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 6.09% of the dividends paid by the Fund qualifies for such deduction.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Dryden Total Return Bond Fund, Inc.	55

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held: (4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1994(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (61), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 167 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

Dryden Total Return Bond Fund, Inc.	57

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (47), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Vice President, Prudential (since July 1997): Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadvisers (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

58	Visit our website at www.jennisondryden.com

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Total Return Bond Fund, Inc.	59

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/04
	One Year	Five Years	Since Inception
Class A	0.15%	5.59%	6.56% (6.48)
Class B	–0.99	5.71	6.38 (6.31)
Class C	3.27	6.05	6.48 (6.40)
Class Z	5.13	6.84	6.37 (6.31)

Average Annual Total Returns (Without Sales Charges) as of 12/31/04
	One Year	Five Years	Since Inception
Class A	4.87%	6.57%	7.05% (6.97)
Class B	4.01	5.87	6.38 (6.31)
Class C	4.27	6.05	6.48 (6.40)
Class Z	5.13	6.84	6.37 (6.31)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, B, and C, 1/10/95; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the Dryden Total Return Bond Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index by portraying the initial account values at the commencement of operations of Class A shares (January 10, 1995) and the account values at the end of the current fiscal year (December 31, 2004) as measured on a quarterly basis. The Lehman Brothers U.S. Aggregate Bond Index data is measured from the closest month-end to inception date (December 31, 2004) and not the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower, as indicated in parentheses.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 4.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Total Return Bond Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Maryanne Ryan, Anti-Money Laundering Officer •Lee D. Augsburger, Chief Compliance Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Total Return Bond Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PDBAX	PRDBX	PDBCX	PDBZX
CUSIP	262492101	262492200	262492309	262492408

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Total Return Bond Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Dryden Total Return Bond Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Total Return Bond Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PDBAX	PRDBX	PDBCX	PDBZX
CUSIP	262492101	262492200	262492309	262492408

MF166E    IFS-A101037    Ed. 02/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,100 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden Total Return Bond Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Total Return Bond Fund, Inc., P.O. Box 13964,

Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Dryden Total Return Bond Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Total Return Bond Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date	February 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date	February 23, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date	February 23, 2005

*	Print the name and title of each signing officer under his or her signature.